Exhibit 10.1
SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of November 19, 2008, by and between Manhattan Pharmaceuticals, Inc., a Delaware corporation (the “Company”) and the investors (each, an “Investor” and, collectively, the “Investors”), set forth on Exhibit A-1 and Exhibit A-2.

A.
WHEREAS, the Investors wish to purchase from the Company, and the Company wishes to sell and issue to the Investors, upon the terms and conditions stated in this Agreement, a minimum of 200 units (the “Minimum Amount”) and a maximum of 500 units (the “Maximum Amount”); provided, however, there shall be an overallotment option to purchase an additional 200 units (the “Overallotment Amount”), at a purchase price of $5,000 per unit (each, a “Unit”), each Unit consisting of:

(a)
a twelve (12%) percent senior secured promissory note (each a “Note,” and, collectively, the “Notes”) of the Company in the aggregate principal amount of $5,000 in the form annexed hereto as Exhibit B; and

(b)
a warrant (each a “Warrant,” and, collectively, the “Warrants”) to purchase up to 166,667 shares (the “Warrant Shares”) of the Company’s common stock, par value $0.001 per share (together with any securities into which such shares may be reclassified, the “Common Stock”), at an exercise price of $0.09 per share (subject to adjustment as set forth in the Warrants), which Warrants shall be substantially in the form attached hereto as Exhibit C, upon the terms and conditions set forth in this Agreement;

B.	WHEREAS, the Units, Notes, Warrants and Warrant Shares issued pursuant to this Agreement are collectively referred to herein as the “Securities,” and

C.
WHEREAS, contemporaneous with the sale of the Units, the parties hereto will execute and deliver a Registration Rights Agreement, substantially in the form attached hereto as Exhibit D (the “Registration Rights Agreement”), pursuant to which the Company will agree to provide certain registration rights with respect to the Warrant Shares under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree to the sale and purchase of the Units as set forth herein.

1.	DEFINITIONS

For purposes of this Agreement, the terms set forth below shall have the corresponding meanings provided below.

(a)	“Affiliate” means, with respect to any specified Person:

(i)
if such Person is an individual, the spouse of that Person and, if deceased or disabled, his heirs, executors, or legal representatives, if applicable, or any trusts for the benefit of such individual or such individual’s spouse and/or lineal descendants, or

(ii)
otherwise, another Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Person specified. As used in this definition, “control” shall mean the possession, directly or indirectly, of the power to cause the direction of the management and policies of a Person, whether through the ownership of voting securities or by contract or other written instrument.

(b)	“Business Day” means any day on which banks located in New York City are not required or authorized by law to remain closed.

(c)	“Closing” and “Closing Date” as defined in Section 2.2(c).

(d)	“Common Stock” as defined in the recitals above.

(e)	“Company Financial Statements” as defined in Section 6.5 hereto.

(f)	“Company’s knowledge” means the information and/or other items that the Executives of the Company have actual knowledge of after due inquiry.

(g)	“Default Agreement” means the Default Agreement, dated the date of the First Closing, by and among each Investor and the Company, the form of which is annexed hereto has Exhibit E.

(h)	“Deposit Account Agreement” means the Deposit Agreement, dated October 21, 2008, by and among the Company, the Placement Agent and the Escrow Agent.

(i)	“ERISA” as defined in Section 6.18 hereto.

(j)	“Environmental Laws” as defined in Section 6.12 hereto.

(k)	“Escrow Agent” means Signature Bank, a New York commercial bank.

(l)	“Escrow Agreement” means the Amended and Restated Escrow Deposit Agreement, dated October 16, 2008, by and among the Company, the Placement Agent and the Escrow Agent.

(m)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n)	“Executives” means Douglas Abel and Michael McGuinness.

(o)	“Executive Agreements” as defined in Section 8.5.

(p)	“First Closing” and “First Closing Date” as defined in Section 2.2(a).

(q)
“Intellectual Property” means the Company’s patents, patent applications, provisional patents, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, mask works, customer lists, internet domain names, know-how and other intellectual property, including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems, procedures or registrations or applications relating to the same.

(r)
“Indebtedness” of any Person means all obligations of such Person (i) for borrowed money, (ii) evidenced by notes, bonds, debentures or similar instruments, (iii) for the deferred purchase price of goods or services (other than trade payables or accruals incurred in the ordinary course of business), (iv) under capital leases, and (v) in the nature of guarantees of the obligations described in clauses (i) through (iv) above of any other Person.

(s)	“Investor” means any person who purchases Units in the Offering pursuant to this Agreement.

(t)
“Lien(s)” means any interest in Property securing an obligation owed to a Person whether such interest is based on the common law, statute or contract, and including but not limited to a security interest arising from a mortgage, lien, title claim, assignment, encumbrance, adverse claim, contract of sale, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term “Lien” includes but is not limited to mechanics’, materialmens’, warehousemens’ and carriers’ liens and other similar encumbrances. For the purposes hereof, a Person shall be deemed to be the owner of Property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

(u)	“Material Adverse Effect” means a material adverse effect on, and a “Material Adverse Change” means a material adverse change in:

(i)	the assets, liabilities, results of operations, condition (financial or otherwise), business, or prospects of the Company taken as a whole; or

(ii)	the ability of the Company to perform its obligations under the Transaction Documents,

but, to the extent applicable, shall exclude any circumstance, change or effect to the extent resulting or arising from: (i) any change in general economic conditions in the industries or markets in which the Company and its Subsidiaries operates so long as the Company and its Subsidiaries are not disproportionately (in a material manner) affected by such changes; (ii) national or international political conditions, including any engagement in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack so long as the Company and its Subsidiaries are not disproportionately (in a material manner) affected by such changes; (iii) changes in United States generally accepted accounting principles, or the interpretation thereof; or (iv) the entry into or announcement of this Agreement, actions contemplated by this Agreement, or the consummation of the transactions contemplated hereby.

(v)	“Maximum Amount” as defined in the recitals above.

(w)	“Minimum Amount” as defined in the recitals above.

(x)	“Note(s)” as defined in the recitals above.

(y)	“OTCBB” shall mean the Over-the-Counter Bulletin Board system.

(z)	“Overallotment Amount” as defined in the recitals above.

(aa)	“Offering” shall mean the offering and sale of the Units pursuant to this Agreement and the Private Placement Memorandum.

(bb)	“Person” shall mean an individual, entity, corporation, partnership, association, limited liability company, limited liability partnership, joint-stock company, trust or unincorporated organization.

(cc)	“Placement Agent” shall mean [●].

(dd)	“Private Placement Memorandum” means the Company’s Confidential Private Placement Memorandum, dated October 22, 2008, together with any and all amendments and/or supplements thereto.

(ee)	“Property” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

(ff)	“Public Information Failure” as defined in Section 6.25 hereto.

(gg)	“Public Information Failure Payments” as defined in Section 6.25 hereto.

(hh)	“Purchase Price” shall mean up to $3,500,000 (which amount includes the $1,000,000 Overallotment Amount).

(ii)	“Registration Rights Agreement” shall have the meaning set forth in the recitals.

(jj)	“Regulation D” as defined in Section 4.11 hereto.

(kk)	“Rule 144” as defined in Section 4.10(c) hereto.

(ll)	“SEC” means the United States Securities and Exchange Commission.

(mm)	“SEC Documents” as defined in Section 6.5 hereto.

(nn)	“Securities” as defined in the recitals above.

(oo)	“Securities Act” means the Securities Act of 1933, as amended.

(pp)	“Security Agreement” means the Security Agreement by and among each Investor and the Company, the form of which is annexed hereto has Exhibit F.

(qq)	“Subsequent Closing” and “Subsequent Closing Date” as defined in Section 2.2(b).

(rr)
“Subsidiaries” shall mean any corporation or other entity or organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any controlling equity or other controlling ownership interest or otherwise controls through contract or otherwise.

(ss)
“Transaction Documents” shall mean this Agreement, the Private Placement Memorandum, the Notes, the Security Agreement, the Default Agreement, the Executive Agreements, the Registration Rights Agreement, the Warrants, the Escrow Agreement and the Deposit Account Agreement.

(tt)	“Transfer” shall mean any sale, transfer, assignment, conveyance, charge, pledge, mortgage, encumbrance, hypothecation, security interest or other disposition, or to make or effect any of the above.

(uu)	“Warrant Shares” as defined in the recitals above.

(vv)	“Warrants” as defined in the recitals above.

2.	SALE AND PURCHASE OF UNITS.

2.1
Subscription for Units by Investors. Subject to the terms and conditions of this Agreement, on the Closing Date, each of the Investors shall severally, and not jointly, purchase, and the Company shall sell and issue to each Investor, the number of Units specified by it on its respective signature page attached hereto in exchange for the Purchase Price.

2.2	Closings.

(a)
First Closing. Subject to the terms and conditions set forth in this Agreement, the Company shall issue and sell to each Investor listed on Exhibit A-1, and each such Investor shall, severally and not jointly, purchase from the Company on the First Closing Date, such number of Units set forth on the respective signature pages attached hereto, which will be reflected opposite such Investor’s name on Exhibit A-1 (the “First Closing”). The date of the First Closing is hereinafter referred to as the “First Closing Date”. Units equal to at least the Minimum Amount are required to be sold at the First Closing within the time period set forth in the Private Placement Memorandum.

(b)
Subsequent Closing(s). The Company agrees to issue and sell to each Investor listed on Exhibit A-2 (the Subsequent Closing Schedule of Investors), and each such Investor agrees, severally and not jointly, to purchase from the Company on the date set forth on Exhibit A-2 (each a “Subsequent Closing Date”) such number of Units set forth on the signature pages attached hereto, which will be reflected opposite such Investor’s name on Exhibit A-2 (a “Subsequent Closing”). There may be more than one Subsequent Closing; provided, however, that the final Subsequent Closing shall take place within the time periods set forth in the Private Placement Memorandum. The date of any Subsequent Closing is hereinafter referred to as a “Subsequent Closing Date”).

(c)
Closing. The First Closing and any applicable Subsequent Closings are each referred to in this Agreement as a “Closing”. The First Closing Date and any Subsequent Closing Dates are sometimes referred to herein as a “Closing Date”. All Closings shall occur within the time periods set forth in the Private Placement Memorandum at the offices of Gusrae, Kaplan, Bruno & Nusbaum PLLC, counsel to the Placement Agent, at 120 Wall Street, 11th Floor, New York, NY 10005 or remotely via the exchange of documents and signatures.

2.3
Closing Deliveries. At each Closing, the Company shall deliver to the Investors purchasing Units at such Closing, against delivery by the Investor of the Purchase Price (as provided below), the Notes and the Warrants. At each Closing, each Investor purchasing Units at such Closing shall deliver or cause to be delivered to the Company the Purchase Price set forth in its counterpart signature page annexed hereto by paying United States dollars via bank, certified or personal check which has cleared prior to the applicable Closing or in immediately available funds, by wire transfer to the following Escrow Account, pursuant to the Escrow Agreement:

Acct. Name:	Signature Bank as Escrow Agent for Manhattan Pharmaceuticals, Inc.
ABA Number:	026013576
Acct Number:	1501128178

2.4
Terms of the Notes. Each of the Notes shall have the terms and conditions and be in the form attached hereto as Exhibit B. The Company’s obligations to the Investors under the Notes shall be secured by the assets of the Company as provided in the Security Agreement and in the Default Agreement. Upon an Event of Default (as defined in the Note), the Investors shall have, in addition to any rights provided hereunder, the rights provided them under the Transaction Documents.

2.5
Restrictions on Release of Proceeds. In addition to the other conditions to Closing listed in Section 8 hereof, the release of proceeds from the Escrow Account to the Company shall be subject to the following restrictions:

(i)
The proceeds from the sale of the Units to be released to the Company shall be released from the Escrow Account and transferred to the deposit account (the “Deposit Account”) established by the Deposit Account Agreement. Funds shall be released from the Deposit Account retroactive as of October 1, 2008, in a series of monthly payments (a “Monthly Payment”) and Closing lump sum payments (“Lump Sum Payment”) in the amounts set forth above:

Gross Proceeds	Monthly Payment	Aggregate Lump Sum Payment at Closing
$1,000,000 to $1,499,999	$106,000	0
$1,500,000 to $1,999,999	$113,300	$200,000
$2,000,000 to 2,500,000	$119,375	$225,000
$2,500,000 or more	$125,000	Any amount in excess of $1,500,000

(ii)
At the First Closing the Company shall receive an amount equal to the Monthly Payment for the month in which such Closing occurs, plus any applicable Lump Sum Payment; provided, however, that if the First Closing shall occur after October 31, 2008 and prior to or on November 30, 2008, the Company shall receive an amount equal to two Monthly Payments, plus any applicable Lump Sum Payment; provided, further, that if the First Closing shall occur after November 30, 2008 and on or prior to December 31, 2008, the Company shall receive an amount equal to three Monthly Payments, plus any applicable Lump Sum Payment and provided, further, that if First Closing after December 31, 2008, the Company shall receive an amount equal to four Monthly Payments, plus any applicable Lump Sum Payment. Following the First Closing, Monthly Payments shall be paid by the Escrow Agent to the Company on the first Business Day of each month and shall be increased, as applicable in accordance with Section 2.5(i). The Escrow Agent shall pay to the Company the applicable Lump Sum Payment at each Closing which results in gross proceeds from the sale of the Units being at least equal to $1,500,000, $2,000,000 or $2,500,000, as the case may be.

2.6	Use of Proceeds. The Company hereby covenants and agrees that the proceeds from the sale of Units shall be used as provided for in the Private Placement Memorandum.

3.	ACKNOWLEDGEMENTS OF THE INVESTORS.

Each Investor, severally and not jointly, acknowledges that:

3.1
Resale Restrictions. None of the Securities have been registered under the Securities Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, none of the Securities may be offered or sold by the Investor except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in each case only in accordance with applicable state securities laws.

3.2
Legends on Notes, Warrants and Warrant Shares. Such Investor understands that the Notes, the Warrants and certificates evidencing the Warrant Shares shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates evidencing such Warrant Shares):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

If required by the authorities of any state in connection with the issuance or sale of the Notes, the Warrants or any Warrant Shares, the Securities will also bear any legend required by such state authority.

3.3	Agreements. It has received and carefully read the Transaction Documents and Private Placement Memorandum, including the Risk Factors set forth in the Private Placement Memorandum;

3.4
Books and Records. The books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Investor during reasonable business hours at its principal place of business, that all documents, records and books in connection with the sale of the Securities hereunder have been made available for inspection by it and its attorney and/or advisor(s) and that the Investor and/or its advisor has reviewed all such documents, records and books to its full satisfaction and all questions it and/or its advisor may have had been answered to their respective full satisfaction;

3.5
Independent Advice. The Investor has been advised to consult the Investor’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and neither the Company nor the Placement Agent is in any way, directly and/or indirectly, responsible) for compliance with:

(a)	any applicable laws of the jurisdiction in which the Investor is resident in connection with the distribution of the Securities hereunder, and

(b)	applicable resale restrictions;

3.6	No Insurance. There is no government or other insurance covering any of the Securities.

4.	REPRESENTATIONS, WARRANTIES AND ACKNOWLEDGMENTS OF THE INVESTORS.

Each Investor, severally and not jointly, represents and warrants to the Company solely as to such Investor that:

4.1
Capacity. The Investor: (i) if a natural person, represents that the Investor has reached the age of 21 and has full authority, legal capacity and competence to enter into, execute and deliver this Agreement and the Transaction Documents to which the Investor is a party and all other related agreements or certificates and to take all actions required pursuant hereto and thereto and to carry out the provisions hereof and thereof and, (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Units, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, such entity has full power and authority to execute and deliver this Agreement, the Transaction Documents to which it is a party and all other related agreements or certificates and to take all actions required pursuant hereto and thereto and to carry out the provisions hereof and thereof and to purchase and hold the Units, the execution and delivery of this Agreement and the Transaction Documents to which it is a Party have been duly authorized by all necessary action; or (iii) if executing this Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Agreement and the Transaction Documents to which it is a Party in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Investor is executing this Agreement and the Transaction Documents, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Agreement and the Transaction Documents to which it is a Party and make an investment in the Company;

4.2
No Violation of Corporate Governance Documents. If the Investor is a corporation or other entity, the entering into of this Agreement and the other Transaction Documents to which it is a party and the transactions contemplated hereby and thereby do not and will not result in the violation of any of the terms and provisions of any law applicable to, or the charter or other organizational documents, bylaws or other constating documents of, the Investor or of any agreement, written or oral, to which the Investor may be a party or by which the Investor is or may be bound;

4.3
Binding Agreement. The Investor has duly executed and delivered this Agreement and the other Transaction Documents to which it is a party, and this Agreement and the other Transaction Documents to which it is a party constitute a valid and binding agreement of the Investor enforceable against the Investor in accordance with their respective terms, except as such enforceability may be limited by general principals of equity, or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

4.4
No SEC Review or Approval. Neither the SEC nor any other securities commission, securities regulator or similar regulatory authority has reviewed or passed on the merits of the Securities or on any of the documents reviewed or executed by the Investor in connection with the sale of the Securities.

4.5
Purchase Entirely for Own Account. The Securities are being acquired for such Investor’s own account, not as nominee or agent, for investment purposes only and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act, without prejudice, however, to such Investor’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws.

4.6
Not a Broker-Dealer. Such Investor is neither a registered representative under the Financial Industry Regulatory Authority (“FINRA”), a member of FINRA or associated or Affiliated with any member of FINRA, nor a broker-dealer registered with the SEC under the Exchange Act or engaged in a business that would require it to be so registered, nor is it an Affiliate of a such a broker-dealer or any Person engaged in a business that would require it to be registered as a broker-dealer. In the event such Investor is a member of FINRA, or associated or Affiliated with a member of FINRA, such Investor agrees, if requested by FINRA, to sign a lock-up, the form of which shall be satisfactory to FINRA with respect to the Warrants and the Warrant Shares.

4.7	Not an Underwriter. Such Investor is not an underwriter of the Common Stock, nor is it an Affiliate of an underwriter of the Common Stock.

4.8
Investment Experience. Such Investor acknowledges that the purchase of the Securities is a highly speculative investment and that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial and/or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

4.9
Disclosure of Information. Such Investor has had an opportunity to receive, and fully and carefully review, all information related to the Company and the Securities requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities. Neither such inquiries nor any other due diligence investigation conducted by such Investor shall modify, amend or affect such Investor’s right to rely on the Company’s representations and warranties contained in this Agreement. Such Investor acknowledges that it has received, and fully and carefully reviewed and understands all of the Transaction Documents, including, but not limited to, the Private Placement Memorandum describing, among other items, the Company, its business, its risks, the Securities and the offering of the Securities. Investor acknowledges that it has received, and fully and carefully reviewed and understands, copies of the SEC Documents, either in hard copy or electronically through the SEC’s EDGAR system. Such Investor understands that its investment in the Securities involves a high degree of risk. Such Investor’s decision to enter into this Agreement and the Registration Rights Agreement has been made based solely on the independent evaluation of the Investor and its representatives. Such Investor has received such accounting, tax and legal advice from Persons other than the Company as it has considered necessary to make an informed investment decision with respect to the acquisition of the Securities.

4.10
Restricted Securities. Such Investor understands that except as provided in the Registration Rights Agreement, the sale or re-sale of the Securities has not been and is not being registered under the Securities Act or any applicable state securities laws, and the Securities, as applicable, may not be transferred unless:

(a)	they are sold pursuant to an effective registration statement under the Securities Act; or

(b)
they are being sold pursuant to a valid exemption from the registration requirements of the Securities Act and, if required by the Company, such Investor shall have delivered to the Company, at the Investor’s sole cost and expense, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from the registration requirements of the Securities Act, which opinion shall be acceptable to the Company; or

(c)
they are sold or transferred to an “affiliate” (as defined in Rule 144, promulgated under the Securities Act (or a successor rule (“Rule 144”)) of such Investor who agrees to sell or otherwise transfer the Securities only in accordance with this Section 4.10 and who is an accredited investor, or

(d)	they are sold pursuant to Rule 144.

Such Investor understands that any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and other than as provided in the Transaction Documents, neither the Company nor any other Person is under any obligation to register the Securities under the Securities Act or any state securities laws. Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

4.11	Accredited Investor. Such Investor is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the Securities Act (“Regulation D”).

4.12
No General Solicitation. Such Investor did not learn of the investment in the Securities as a result of any public advertising or general solicitation, and is not aware of any public advertisement or general solicitation in respect of the Company or its securities.

4.13
Brokers and Finders. No Investor will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company, any Subsidiary or any other Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Investor.

4.14
Prohibited Transactions. Other than with respect to the transactions contemplated herein, since the earlier to occur of (i) the time that such Investor was first contacted by the Company, or any other Person regarding an investment in the Company and (ii) the thirtieth (30th) day prior to the date hereof, neither the Investor nor any Affiliate of the Investor which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to the Investor’s investments or trading or information concerning such Investor’s investments, including in respect of the Securities, or (z) is subject to the Investor’s review or input concerning such Affiliate’s investments or trading decisions (collectively, “Trading Affiliates”) has, directly or indirectly, nor has any Person acting on behalf of, or pursuant to, any understanding with such Investor or Trading Affiliate effected or agreed to effect any transactions in the securities of the Company or involving the Company’s securities (a “Prohibited Transaction”).

4.15	Residency. Such Investor is a resident of the jurisdiction set forth in the Investor Questionnaire provided separately.

4.16
Reliance on Exemptions. The Investor understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities. All of the information which the Investor has provided to the Company is true, correct and complete as of the date this Agreement is signed, and if there should be any change in such information prior to the Closing, the Investor will immediately provide the Company with such information.

4.17
Conflicts. The Investor understands that Affiliates and/or employees of the Placement Agent (i) beneficially own in the aggregate approximately 1,087,920 shares of Common Stock, (ii) will receive the compensation set forth elsewhere herein in connection with the Offering, and (iii) may, but are not obligated to, purchase Securities in the Offering and any and all such Securities purchased shall be counted toward the Minimum Amount and the Maximum Amount.

5.	COVENANTS OF THE COMPANY

5.1	Affirmative Covenants.

(a)
Furnishing of Information. Until the date that any Investor owning Warrant Shares may sell all of them under Rule 144 of the Securities Act (or any successor provision) without restriction, the Company covenants to use its commercially reasonable efforts to (a) timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act and (b) make and keep adequate “current public information” (as such term is described in Rule 144) available.

(b)
Rule 144 Sales. In connection with any proposed sale of Warrant Shares pursuant to Rule 144 (or any successor provision) by the Investor, the Company covenants that it shall take such reasonable action as the Investor may request (including, without limitation, promptly obtaining any required legal opinions from Company counsel necessary to effect the sale of Warrant Shares under Rule 144 and paying all related fees and expenses of such counsel in connection with such opinions), all to the extent required from time to time to enable such Investor to sell Warrant Shares without registration under the Securities Act pursuant to the provisions of Rule 144 under the Securities Act (or any successor provision). The Company further covenants to take such action and to provide such legal opinions within three (3) business days after receipt from such Investor (or its representative) of documentation reasonably required by Company counsel to provide such opinion.

(c)
Filing of Tax Reports. The Company shall, and shall cause each of its Subsidiaries to prepare and timely file (or obtain extensions in respect thereof and file within the applicable grace period) all tax returns and tax reports required to be filed by each of them in all required jurisdictions after the date hereof pursuant to applicable tax laws.

6.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents, warrants and covenants to the Investors that:

6.1	Organization; Execution, Delivery and Performance.

(a)
The Company and each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or organized, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

(b)
Subsidiaries. The Company has no Subsidiaries other than those listed in Schedule 6.1(b) hereto. Except as disclosed in Schedule 6.1(b) hereto or in the SEC Documents, the Company owns, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any and all Liens and all of the issued and outstanding shares of capital stock or comparable equity interest of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive rights of first refusal and other similar rights. The Company has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital stock or other equity securities of its Subsidiaries that are owned by the Company.

(c)
(i) The Company has all requisite corporate power and authority to enter into and perform the Transaction Documents and to consummate the transactions contemplated hereby and thereby and to issue the Securities in accordance with the terms hereof and thereof;

(ii)
the execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders, is required except as expressly contemplated by this Agreement;

(iii)
each of the Transaction Documents has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is a true and official representative with authority to sign each such document and the other documents or certificates executed in connection herewith and bind the Company accordingly; and

(iv)
each of the Transaction Documents constitutes, and upon execution and delivery thereof by the Company will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principals of equity, or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

6.2
Warrants Shares Duly Authorized. The Warrant Shares will be duly authorized and reserved for future issuance and, upon exercise of the Warrants in accordance with their terms, will be duly and validly issued, fully paid and non-assessable, and free from all taxes or Liens with respect to the issue thereof and shall not be subject to preemptive rights, rights of first refusal and/or other similar rights of stockholders of the Company and/or any other Person.

6.3
No Conflicts. Except as disclosed in Schedule 6.3, the execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Warrant Shares) will not:

(a)	conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws or similar documents of the Company; or

(b)
violate or conflict with, or result in a breach of any provision of, or constitutes a default and/or an event of default (or an event which with notice or lapse of time or both could become a default and/or an event of default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company is a party, except for possible violations, conflicts or defaults as would not, individually or in the aggregate, have a Material Adverse Effect; or

(c)
result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or by which any property or asset of the Company is bound or affected.

The Company is not in violation of its Certificate of Incorporation, By-laws or other organizational documents. The Company is not in default (and no event has occurred which with notice or lapse of time or both could put the Company in default), under, and the Company has not taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party or by which any property or assets of the Company is bound or affected, except for possible defaults, terminations, amendments, accelerations or cancellations which would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company are not being conducted in violation of any law, rule ordinance or regulation of any governmental entity, except for possible violations which would not, individually or in the aggregate, have a Material Adverse Effect. Based in part on the truth and accuracy of the Investor’s representations set forth herein and in the Investor Questionnaires, except as required under the Securities Act, the Exchange Act, or any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement or the Warrants in accordance with the terms hereof or thereof or to issue and sell the Units, Notes and Warrants in accordance with the terms hereof and to issue the Warrant Shares upon exercise of the Warrants. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof or will be obtained or effected in a timely manner following the Closing Date.

6.4	Capitalization.

(a)
As of September 15, 2008, the authorized capital stock of the Company consists solely of 1,500,000 share of preferred stock, of which no shares of preferred stock are issued and outstanding and 300,000,000 shares of Common Stock, of which 70,624,232 shares of Common Stock are issued and outstanding, 10,766,336 shares of Common Stock are reserved for issuance pursuant to options granted under the Company’s stock option plan, and 15,966,710 shares are reserved for issuance pursuant to securities (other than the Warrants and the warrants issued to the Placement Agent in the Offering) exercisable for, or convertible into or exchangeable for shares of Common Stock.

(b)	Except as described above, in the SEC Documents or Schedule 6.4(b) annexed hereto, as of September 15, 2008:

(i)
there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company;

(ii)
other than the Registration Rights Agreement there are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the Securities Act (except for the registration rights provisions contained herein); and

(iii)
there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of any of the Notes, the Warrants and/or the Warrant Shares. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable. No shares of capital stock and/or other securities of the Company are subject to preemptive rights, rights of first refusal and/or any other similar rights of the stockholders of the Company and/or any other Person or any Lien imposed through the actions or failure to act of the Company.

6.5	SEC Information.

(a)
Except as set forth in Schedule 6.5 or in the SEC Documents, since January 1, 2007, the Company has timely filed (subject to 12b-25 filings with respect to certain periodic filings) all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act, including, but not limited to, all Current Reports on Form 8-K (all of the foregoing filed with the SEC prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”). The SEC Documents have been made available to the Investors via the SEC’s EDGAR system. Except as set forth on Schedule 6.5 to this Agreement, as of their respective dates the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. In addition, as of each Closing, the SEC Documents, together with any additional documents filed with the SEC after the date hereof and through the date of Closing, when taken in their entirety, shall not contain any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the date upon which they were made and the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents (“Company Financial Statements”) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect at the time of the filing. The Company Financial Statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except:

(i)	as may be otherwise indicated in such financial statements or the notes thereto; or

(ii)
in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries, if any, as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

Except as expressly set forth in the Company Financial Statements, in the SEC Documents or on Schedule 6.5, the Company has no liabilities, contingent or otherwise, other than:

(i)	liabilities incurred in the ordinary course of business subsequent to December 31, 2007; and

(ii)
obligations under contracts and commitments incurred in the ordinary course of business and not required under GAAP to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

(b)
The shares of Common Stock are quoted on the OTCBB under the symbol “MHAN.” The Company has not received notice (written or oral) from the OTCBB to the effect that the Company is not in compliance with the continuing requirements of the OTCBB. The Company is, and it has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such maintenance requirements.

(c)
All information relating to or concerning the Company and its officers, directors, employees, customers or clients (including, without limitation, all information regarding the Company’s internal financial accounting controls and procedures) set forth in the Transaction Documents and the SEC Documents incorporated by reference therein, when taken together as a whole, does not contain an untrue statement of material fact or omit to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading.

6.6
Intellectual Property. Except as set forth in Schedule 6.6 or in the SEC Documents, the Company or its Subsidiaries owns valid title, free and clear of any Liens, or possesses the requisite valid and current licenses or rights, free and clear of any Liens, to use all Intellectual Property in connection with the conduct its business as now operated. There is no pending claim or action by any person pertaining to, or proceeding pending, or to the Company’s knowledge threatened, which challenges the right of the Company or of a Subsidiary with respect to any Intellectual Property necessary to enable it to conduct its business as now operated. To the best of the Company’s knowledge, the Company’s current products, services and processes do not infringe on any Intellectual Property or other rights held by any person, and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing. The Company has not received any written notice of infringement of, or conflict with, the asserted rights of others with respect to the Intellectual Property. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of its Intellectual Property.

6.7
Permits; Compliance. The Company is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the “Company Permits”), except where such failure to posses would not have a Material Adverse Effect, and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits. The Company is not in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Since December 31, 2007, the Company has received no notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

6.8
Absence of Litigation. Except as set forth in Schedule 6.8 or in the SEC Documents, there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, or its businesses, properties or assets or their officers or directors in their capacity as such, that would have a Material Adverse Effect.

6.9
No Materially Adverse Contracts, etc. Except as set forth in Schedule 6.9, the Company is not subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company’s officers has or is expected in the future to have a Material Adverse Effect. The Company is not a party to any contract or agreement which has or is reasonably expected to have a Material Adverse Effect.

6.10	No Material Changes. Except as set forth in the SEC Documents, since December 31, 2007, there has not been:

(a)
Any material adverse change in the financial condition, operations or business of the Company from that shown on the Company Financial Statements, or any material transaction or commitment effected or entered into by the Company outside of the ordinary course of business;

(b)	To the Company’s Knowledge, any effect, change or circumstance which has had, or could reasonably be expected to have, a Material Adverse Effect; or

(c)	Any incurrence of any material liability outside of the ordinary course of business.

6.11	Labor Matters.

(a)
The Company is not a party to or bound by any collective bargaining agreements or other agreements with labor organizations. The Company has not violated in any material respect any laws, regulations, orders or contract terms, affecting the collective bargaining rights of employees, labor organizations or any laws, regulations or orders affecting employment discrimination, equal opportunity employment, or employees’ health, safety, welfare, wages and hours.

(b)
The Company is, and at all times has been, in compliance in all material respects with all applicable laws respecting employment (including laws relating to classification of employees and independent contractors) and employment practices, terms and conditions of employment, wages and hours, and immigration and naturalization.

6.12
Environmental Matters. To the Company’s knowledge, neither the Company nor any Subsidiary is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, and is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim has had or could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate; and there is no pending or, to the Company’s knowledge, threatened investigation that might lead to such a claim.

6.13
Tax Matters. None of the Company and its Subsidiaries has made or filed any federal, state and foreign income or any other tax returns, reports and declarations required by any jurisdiction to which it is subject and none of them has ever paid any taxes or other governmental assessments or charges that are material in amount, nor is it aware of any that have been assessed or are due. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. Neither the Company nor any of its Subsidiaries have executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax.

6.14	Certain Transactions. Except as set forth on Schedule 6.14 or in the SEC Documents, there are no loans, leases, royalty agreements or other transactions between:

(a)	the Company or any of its customers or suppliers; and

(b)
any officer, employee, consultant or director of the Company or any person owning five (5%) percent or more of the capital stock of the Company or five (5%) percent or more of the ownership interests of the Company or any member of the immediate family of such officer, employee, consultant, director, stockholder or owner or any corporation or other entity controlled by such officer, employee, consultant, director, stockholder or owner, or a member of the immediate family of such officer, employee, consultant, director, stockholder or owner.

6.15
No General Solicitation. The Company has not, and to the Company’s knowledge no other Person has conducted any “general solicitation,” as such term is defined in Regulation D promulgated under the Securities Act, with respect to any of the Securities being offered hereby.

6.16
No Integrated Offering; Compliance With Prior Sales of Securities. Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Securities to the Investors. The issuance of the Securities to the Investors will not be integrated with any other issuance of the Company’s securities (past, current or future) for purposes of any stockholder approval provisions applicable to the Company or its securities. All prior sales of the Company’s Securities were made in compliance with all Federal and State laws, rules and regulations.

6.17
No Brokers. Except as set forth in Section 10.1, the Company has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby.

6.18
ERISA. The Company has not made or currently makes no contributions to any employee pension benefit plan for its employees which plan is subject to the Employee Retirement Income Security Act of l974, as amended from time to time (“ERISA”).

6.19
Title to Property. The Company holds no title in fee simple to any real property. The Company holds good and marketable title to all personal property owned by it which is material to the business of the Company, in each case free and clear of all Liens, except such as are described in Schedule 6.1(b). Any real property and facilities held under lease by the Company is held under valid, subsisting and enforceable leases against the Company.

6.20	Insurance. Except as set forth on Schedule 6.20 and for Directors’ and Officers’ liability insurance, the Company does not carry any insurance policies.

6.21
Internal Controls. Except as set forth in Schedule 6.21 or the SEC Documents, the Company is in material compliance with the provisions of the Sarbanes-Oxley Act of 2002 currently applicable to the Company that are effective as of the date hereof and the Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that:

(a)	transactions are executed in accordance with management's general or specific authorizations;

(b)	transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability;

(c)	access to assets is permitted only in accordance with management's general or specific authorization; and

(d)	the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s most recently filed period report under the Exchange Act, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the "Evaluation Date"). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date and except as set forth in the SEC Documents, there have been no changes in the Company’s internal controls as such term is defined in Item 308 of Regulation S-K) over financial reporting that have materially affected, or are reasonably likely to materially affect, the Company’s internal controls over financial reporting.

6.22
Books and Records. The books of account, ledgers, order books, records and documents of the Company accurately and completely reflect all material information relating to the businesses of the Company, the location and collection of its assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company.

6.23
FCPA Matters. Neither the Company, nor to the Knowledge of the Company any director, officer, agent, employee or other person acting on behalf of the Company has, in the course of his or her actions for, or on behalf of, the Company:

(a)	used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity;

(b)	made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds;

(c)	violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or

(d)	made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic governmental or private official or person.

6.24
Form D; Blue Sky Laws. The Company shall file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Placement Agent, promptly after such filing. The Company shall assist the Placement Agent’s legal counsel, on or before the Closing Date, in qualifying the Securities for sale to the Investors in the applicable closing pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall pay all fees and expenses of such counsel in connection therewith, including, but not limited to, all State filing fees and such counsel’s legal fees and expenses.

6.25
Public Information. Public Information. At any time during the period commencing from the six (6) month anniversary of the First Closing Date and ending at such time that all of the Warrant Shares can be sold either pursuant to a registration statement, or if a registration statement is not available for the resale of all of such securities, may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, if the Company shall fail for any reason or no reason to satisfy the current public information requirement under Rule 144(c) (a “Public Information Failure”) then, as a remedy for the damages to any holder of Securities by reason of any such delay in or reduction of its ability to sell the Warrant Shares (which remedy shall not be exclusive of any other remedies available), including, without limitation, specific performance), the Company shall pay to each holder of Warrant Shares who is not eligible to sell all of his, her or its Warrant Shares pursuant to Rule 144 as a result of such Public Information Failure an amount in cash, as liquidated damages and not as a penalty equal to two (2%) percent of the aggregate Purchase Price of such holder’s Securities on the day of a Public Information Failure and on every thirtieth (30th) day (pro rated for periods totalling less than thirty (30) days) thereafter until the earlier of (i) the date such Public Information Failure is cured and (ii) such time that such public information is no longer required pursuant to Rule 144. The payments to which a holder shall be entitled pursuant to this Section 6.25 are referred to herein as “Public Information Failure Payments.” Public Information Failure Payments shall be paid on the earlier of (I) the last day of the calendar month during which such Public Information Failure Payments are incurred and (II) the fifth (5th) Business Day after the event or failure giving rise to the Public Information Failure Payments is cured. The parties agree that the maximum aggregate amount of Public Information Failure Payments payable to any Holder by the Company shall be ten (10%) percent of the aggregate Purchase Price of such holder’s Securities. In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of two (2%) percent per month (prorated for partial months) until paid in full.

6.26
Registration Rights. Except as contemplated pursuant to this Agreement or as set forth on Schedule 6.26 to this Agreement or in the SEC Documents, the Company has not granted or agreed to grant to any Person any rights (including “piggy-back” registration rights) to have any securities of the Company registered pursuant to the Registration Rights Agreement that have not been satisfied or expressly waived, in writing, by the Person who has such registration rights.

6.27	Ranking of Notes. Except as set forth on Schedule 6.27, no Indebtedness of the Company (and/or Subsidiary) ranks senior to or pari passu with the Notes in right of payment.

6.28
Indebtedness of the Company. Schedule 6.28 sets forth a complete and correct list of all outstanding Indebtedness of the Company (including a description of the obligors and obligees, principal amount outstanding and collateral therefor, if any, and guaranty thereof, if any). The Company is not in default and no waiver of default is currently in effect in the payment of any principal or interest on any Indebtedness of the Company, and no event or condition exists with respect to any Indebtedness of the Company that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

7.	TRANSFER RESTRICTIONS.

7.1
Transfer or Resale. Except as provided in the Registration Rights Agreement, the resale of the Securities by the Investor has not been and will not be registered under the Securities Act or any applicable state securities laws, and none of the Securities may be transferred or sold by the Investor unless:

(a)	they are sold pursuant to an effective registration statement under the Securities Act;

(b)
they are being sold pursuant to a valid exemption from the registration requirements of the Securities Act and, if required by the Company, the Investor shall have delivered to the Company, at the Investor’s sole cost and expense, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from the registration requirements of the Securities Act, which opinion shall be acceptable to the Company;

(c)
the Securities are sold or transferred to an “affiliate” (as defined in Rule 144) of the Investor who agrees to sell or otherwise transfer the Securities only in accordance with this Section 7.1 and who is an Accredited Investor; or

(d)	the Securities are sold pursuant to Rule 144.

7.2
Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent, substantially in the form attached hereto as Exhibit G, to issue certificates, registered in the name of each Investor or its nominee, for any Warrant Shares in such amounts as specified from time to time by each Investor to the Company upon exercise of the Warrants in accordance with the terms thereof (the “Irrevocable Transfer Agent Instructions”). Prior to registration of the Warrant Shares under the Securities Act or the date on which the Warrant Shares may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, all such certificates shall bear the restrictive legend specified in Section 3.2 of this Agreement. Nothing in this Section shall affect in any way the Investor’s obligations and agreement set forth in Section 7.1 hereof to comply with all applicable prospectus delivery requirements, if any, upon re-sale of the Securities. If an Investor provides the Company with a customary opinion of counsel, that shall be in form, substance and scope reasonably acceptable to the Company, to the effect that a public sale or transfer of such Securities may be made without registration under the Securities Act and such sale or transfer is effected, the Company shall permit the transfer, and, in the case of the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates, free from restrictive legend, in such name and in such denominations as specified by such Investor. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Investors, by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 7.2 may be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 7.2, that the Investors shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

8.	CONDITIONS TO EACH CLOSING OF THE INVESTORS.

The obligation of an Investor to purchase the Units at any Closing at which such Investor is purchasing Units is subject to the fulfillment to such Investor’s satisfaction, on or prior to such applicable Closing Date, of the following conditions, any of which may be waived by such Investor (as to itself only):

8.1
Representations and Warranties. The representations and warranties made by the Company in Section 8 hereof qualified as to materiality shall be true and correct at all times prior to and on the applicable Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties made by the Company in Section 8 hereof not qualified as to materiality shall be true and correct in all material respects at all times prior to and on the applicable Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date. The Company shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the applicable Closing Date.

8.2
Approvals. The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Securities and the consummation of the other transactions contemplated by the Transaction Documents, all of which shall be in full force and effect.

8.3
Judgments, Etc. No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

8.4
Stop Orders. No stop order or suspension of trading shall have been imposed by the SEC or any other governmental or regulatory body having jurisdiction over the Company or the market(s) where the Common Stock is listed or quoted, with respect to public trading in the Common Stock.

8.5	Executive Agreements. The Company shall have entered into an agreement with each of the Executives (the “Executive Agreements”), substantially the form attached hereto as Exhibits H-1 and H-2.

8.6
Company CEO/CFO Certificate. The Company shall have delivered a Certificate, executed on behalf of the Company by its Chief Executive Officer or its Chief Financial Officer, dated as of the applicable Closing Date, certifying to the fulfillment of the conditions specified in Subsections 8.1, 8.3 and 8.4 hereof.

8.7
Company Secretary Certificate. The Company shall have delivered a Certificate, executed on behalf of the Company by its Secretary, dated as of the First Closing Date, certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities, certifying the current versions of the Certificate of Incorporation and Bylaws of the Company and certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company. The foregoing certificate shall only be required to be delivered on the First Closing Date, unless any material information contained in the certificate has changed.

8.8
Opinion of Counsel. The Investors and the Placement Agent shall have received an opinion from Lowenstein Sandler PC, the Company’s legal counsel, dated as of each Closing Date, in such form and substance as agreed to by the Company and the Placement Agent.

8.9	Registration Rights Agreement. The Company shall have executed and delivered the Registration Rights Agreement.

8.10	Security Agreement. The Company shall have executed and delivered the Security Agreement.

8.11	Default Agreement. The Company shall have executed and delivered the Default Agreement.

8.12	Escrow Agreements. The Company shall have executed and delivered the Escrow Agreement and the Deposit Account Agreement.

8.13
10b-5 Letters. The Company shall have delivered to the Placement Agent, a representation letter, in form and substance as mutually agreed by the Company and the Placement Agent, from each of the Company’s officers and directors, addressed to the Company.

8.14	Note and Warrants. The Company shall have delivered the Notes and Warrants being sold at the applicable Closing.

9.	CONDITIONS TO EACH CLOSING OF THE COMPANY.

The obligations of the Company to effect the transactions contemplated by this Agreement are subject to the fulfillment at or prior to the applicable Closing Date of the conditions listed below.

9.1
Representations and Warranties. The representations and warranties made by the Investors in Section 4 shall be true and correct in all material respects at the time of Closing as if made on and as of such date.

9.2
Corporate Proceedings. All corporate and other proceedings required to be undertaken by the Investor in connection with the transactions contemplated hereby shall have occurred and all documents and instruments incident to such proceedings shall be reasonably satisfactory in substance and form to the Company.

9.3	Agreements. Such Investor shall have completed and executed this Agreement, the Registration Rights Agreement and the investor questionnaire, and delivered the same to the Company

9.4	Purchase Price. The Investors shall have delivered or caused to be delivered the Purchase Price to the Company.

9.5	Minimum Amount. The Minimum Amount shall have been raised.

9.6	Payment of Expenses. The Company shall have delivered checks or initiated wire transfers to Lowenstein Sandler PC for its fees and expenses.

10.	MISCELLANEOUS.

10.1
Compensation of Placement Agent, Brokers, etc. The Investor acknowledges that it is fully aware that the Placement Agent will receive from the Company, in consideration of its services as placement agent in respect of the offer and sale of the Units contemplated hereby:

(a)
a success fee of ten (10%) percent of the aggregate Purchase Price of the Units sold at each Closing, payable in cash (five (5%) percent of the Purchase Price of the Units sold to investors introduced by the Company, up to the sale of $500,000 of Units); and

(b)
a warrant to purchase a number of shares of Common Stock equal fifteen (15%) of the number of Warrant Shares underlying the Units sold in the Offering, at exercise price per share of $0.09, subject to adjustment, which expire on December 31, 2013.

In addition, the Investor acknowledges that it is aware that the Placement Agent will receive from the Company (i) a non-accountable expense allowance equal to one and one-half (1.5%) percent of the gross proceeds from the sale of the Units at each Closing and (ii) payment of all of its accountable fees and expenses including, but not limited to, all legal fees and expenses incurred in connection with the Offering.

10.2
Notices. All notices, requests, demands and other communications provided in connection with this Agreement shall be in writing and shall be deemed to have been duly given at the time when hand delivered, delivered by express courier, or sent by facsimile (with receipt confirmed by the sender’s transmitting device) in accordance with the contact information provided below or such other contact information as the parties may have duly provided by notice.

(a)	The Company:

Manhattan Pharmaceuticals, Inc.
48 Wall Street, Suite 1100
New York, NY 10005
Facsimile: (212) 582-3957
Attention: Doug Abel
Chief Executive Officer

With a copy to:

Lowenstein Sandler PC
65 Livingston Avenue
Roseland, NJ 07068-1791
Facsimile: (973) 597-2445
Attention: Anthony Pergola, Esq.

(b)	The Investors:

As per the contact information provided on the signature page hereof.

(c)	The Placement Agent:

[●]

With a copy to:

Gusrae, Kaplan, Bruno & Nusbaum PLLC
120 Wall Street
New York, NY 10005
Facsimile: (212) 809-5449
Attention: Lawrence G. Nusbaum, Esq.

10.3	Survival of Representations and Warranties.

Each party hereto covenants and agrees that the representations and warranties of such party contained in this Agreement shall survive the Closing.

10.4	Indemnification.

(a)
The Company expressly and irrevocably agrees to indemnify and hold harmless each Investor and its Affiliates and their respective directors, officers, employees and agents (the “Investor Indemnitees”) from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses as and when incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, “Losses”) to which such Investor Indemnitees may become subject as a result of any breach of representation, warranty, covenant or agreement made by the Company under the Transaction Documents and will reimburse any such Investor Indemnitees for all such amounts as they are incurred by such Investor Indemnitees.

(b)
Each Investor agrees to indemnify and hold harmless the Company and its Affiliates and their respective directors, officers, employees and agents (collectively, the “Company Indemnitees”) from and against any and all Losses to which such Company Indemnitees may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of such Investors under the Transaction Documents, and will reimburse any such Company Indemnitees for all such amounts as they are incurred by such Company Indemnitees.

(c)
Promptly after receipt by any Investor Indemnitees or Company Indemnitees, as applicable, of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to Section 10.4, such Investor Indemnitees or Company Indemnitees, as applicable, shall promptly notify the other Party in writing and such other Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Investor Indemnitees or Company Indemnitees, as applicable, and shall assume the payment of all fees and expenses; provided, however, that the failure of any Investor Indemnitees or Company Indemnitees, as applicable, so to notify the other Party shall not relieve the other Party of its obligations hereunder except to the extent that the other Party is materially prejudiced by such failure to notify. In any such proceeding, any Investor Indemnitees or Company Indemnitees, as applicable, shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Investor Indemnitees or Company Indemnitees, as applicable, unless:

(i)	the Parties shall have mutually agreed to the retention of such counsel; or

(ii)
in the reasonable judgment of counsel to such Investor Indemnitees or Company Indemnitees, as applicable, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.

The other Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the other Party shall indemnify and hold harmless such Investor Indemnitees or Company Indemnitees, as applicable, from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. Without the prior written consent of the Investor Indemnitees or Company Indemnitees, as applicable, which consent shall not be unreasonably withheld, the other Party shall not effect any settlement of any pending or threatened proceeding in respect of which any Investor Indemnitees or Company Indemnitees, as applicable, is or could have been a party and indemnity could have been sought hereunder by such Investor Indemnitees or Company Indemnitees, as applicable, unless such settlement includes an unconditional release of such Investor Indemnitees or Company Indemnitees, as applicable, from all liability arising out of such proceeding.

10.5
Entire Agreement. This Agreement and the other Transaction Documents contain the entire agreement between the Company and each Investor in respect of the subject matter contained herein and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter contained herein.

10.6
Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

10.7
Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor any Investor shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other.

10.8
Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and neither the Company nor any other Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents and the Company acknowledges that the Investors are not acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Investor confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Document, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

10.9
Publicity. The Company and [●] shall have the right to review a reasonable period of time before issuance of any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of [●] or the Investors, to make any press release or SEC or other regulatory filings with respect to such transactions as is expressly required by applicable law and regulations (although [●] shall be consulted by the Company in connection with any press release prior to its release and shall be provided with a copy thereof and be given an opportunity to comment thereon). No Investor shall issuance any press release or public statement with respect to the transactions contemplated hereby without the prior written approval of the Company.

10.10
Binding Effect; Benefits. This Agreement and all the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; nothing in this Agreement, expressed or implied, is intended to confer on any persons other than the parties hereto or their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

10.11
Amendment; Waivers. All modifications, amendments or waivers to this Agreement shall require the written consent of both the Company and a majority in interest of the Investors (based on the number of Units purchased hereunder).

10.12
Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed solely and exclusively in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the sole and exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby (a “Proceeding”). Each of the parties hereto irrevocably consents to the sole and exclusive jurisdiction of any such court in any such Proceeding and to the laying of venue in such court. Each party hereto expressly and irrevocably waives any objection to the laying of venue of any such Proceeding brought in such courts and irrevocably waives any claim that any such Proceeding brought in any such court has been brought in an inconvenient forum. The successful party in any Proceeding shall be entitled to its legal fees and expenses from the losing party. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

10.13
Further Assurances. Each party hereto shall do and perform or cause to be done and performed all such further acts and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

10.14
Counterparts. This agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same document. in the event that any signature (including a financing signature page) is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

10.15
Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

10.16	Use of Proceeds. The Company agrees, represents, warranties and covenants that it shall use the net proceeds received in the Offering expressly as set forth in the Private Placement Memorandum.

[SIGNATURE PAGES IMMEDIATELY FOLLOW]

IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first above written.

MANHATTAN PHARMACEUTICALS, INC.

By:	/s/ Michael McGuinness
Name: Michael McGuinness Title: Chief Financial Officer

INVESTORS:
The Investors executing the Signature Page in the form attached hereto as Annex A and delivering the same to the Company or its agents shall be deemed to have executed this Agreement and agreed to the terms hereof.

Annex A

Securities Purchase Agreement

Investor Counterpart Signature Page

The undersigned, desiring to:

(a)
enter into this Securities Purchase Agreement dated as of November 19, 2008 (the “Agreement”), between the undersigned, Manhattan Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the other parties thereto, in or substantially in the form furnished to the undersigned; and

(b)	purchase the securities of the Company as set forth below,

hereby agrees to purchase such securities from the Company as of the Closing and further agrees to join the Agreement as a party thereto, with all the rights and privileges appertaining thereto, and to be bound in all respects by the terms and conditions thereof. The undersigned specifically acknowledges having read the representations in the Purchase Agreement section entitled “Representations, Warranties and Acknowledgments of the Investors,” and hereby represent that the statements contained therein are complete and accurate with respect to the undersigned as an Investor. The undersigned further hereby agrees that execution by the undersigned of this Investor Counterpart Signature Page shall constitute an agreement to be bound by the terms and conditions of each of the Agreement and the Registration Rights Agreement, with the same effect as if such separate, but related agreement, was separately signed.

Purchaser herby elects to purchase a total of 40 Units at a price of $5,000 per Unit. (Each Unit consisting of Notes and Warrants to purchase Warrant Shares)

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Neel B. Ackerman

Signature:	Signature: /s/ Neel B. Ackerman

Date:	Date: October 27, 2008

Print Name:	Co-Investor Print Name: Martha N. Ackerman

Title:	Co-Investor Signature: /s/ Martha N. Ackerman

Date: October 27, 2008

Purchaser herby elects to purchase a total of 5 Units at a price of $5,000 per Unit. (Each Unit consisting of Notes and Warrants to purchase Warrant Shares)

IF AN ENTITY:		IF AN INDIVIDUAL:

Print Name of Entity:	Stephen M. Burnich Revocable Trust u/a 10/08/04	Print Name:

Signature: /s/ Stephen M. Burnich		Signature:

Date: October 29, 2008		Date:

Print Name: Stephen M. Burnich		Co-Investor Print Name:

Title: Trustee		Co-Investor Signature:

Date:

Purchaser herby elects to purchase a total of 10 Units at a price of $5,000 per Unit. (Each Unit consisting of Notes and Warrants to purchase Warrant Shares)

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Ennio De Pianto

Signature:	Signature: /s/ Ennio De Pianto

Date:	Date: October 29, 2008

Print Name:	Co-Investor Print Name:

Title:	Co-Investor Signature:

Date:

Purchaser herby elects to purchase a total of 5 Units at a price of $5,000 per Unit. (Each Unit consisting of Notes and Warrants to purchase Warrant Shares)

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Matthew Ernst

Signature:	Signature: /s/ Matthew Ernst

Date:	Date: October 29, 2008

Print Name:	Co-Investor Print Name:

Title:	Co-Investor Signature:

Date:

Purchaser herby elects to purchase a total of 5 Units at a price of $5,000 per Unit. (Each Unit consisting of Notes and Warrants to purchase Warrant Shares)

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity: John M. Goodman Living Trust	Print Name:

Signature: /s/ John M. Goodman	Signature:

Date: November 4, 2008	Date:

Print Name: John M. Goodman	Co-Investor Print Name:

Title: Trustee	Co-Investor Signature:

Date:

Purchaser herby elects to purchase a total of 5 Units at a price of $5,000 per Unit. (Each Unit consisting of Notes and Warrants to purchase Warrant Shares)

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Leon Kanner

Signature:	Signature: /s/ Leon Kanner

Date:	Date: October 29, 2008

Print Name:	Co-Investor Print Name: Rosemary Kanner

Title:	Co-Investor Signature: /s/ Rosemary Kanner

Date: October 29, 2008

Purchaser herby elects to purchase a total of 2 Units at a price of $5,000 per Unit. (Each Unit consisting of Notes and Warrants to purchase Warrant Shares)

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Richard Kindt

Signature:	Signature: /s/ Ricahrd Kindt

Date:	Date: October 29, 2008

Print Name:	Co-Investor Print Name:

Title:	Co-Investor Signature:

Date:

Purchaser herby elects to purchase a total of 10 Units at a price of $5,000 per Unit. (Each Unit consisting of Notes and Warrants to purchase Warrant Shares)

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Douglas E. Pritchett

Signature:	Signature: /s/ Douglas E. Pritchett

Date:	Date: October 31, 2008

Print Name:	Co-Investor Print Name:

Title:	Co-Investor Signature:

Date:

Purchaser herby elects to purchase a total of 2 Units at a price of $5,000 per Unit. (Each Unit consisting of Notes and Warrants to purchase Warrant Shares)

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Jerome A. Shinkay

Signature:	Signature: /s/ Jerome A. Shinkay

Date:	Date: October 31, 2008

Print Name:	Co-Investor Print Name:

Title:	Co-Investor Signature:

Date:

Purchaser herby elects to purchase a total of 5 Units at a price of $5,000 per Unit. (Each Unit consisting of Notes and Warrants to purchase Warrant Shares)

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Michael J. Spezia

Signature:	Signature: /s/ Michael J. Spezia

Date:	Date: November 3, 2008

Print Name:	Co-Investor Print Name:

Title:	Co-Investor Signature:

Date:

Purchaser herby elects to purchase a total of 2 Units at a price of $5,000 per Unit. (Each Unit consisting of Notes and Warrants to purchase Warrant Shares)

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: George D. Wilson

Signature:	Signature: /s/ George D. Wilson

Date:	Date: October 27, 2008

Print Name:	Co-Investor Print Name: Diane J. Wilson

Title:	Co-Investor Signature: /s/ Diane J. Wilson

Date: October 27, 2008

Purchaser herby elects to purchase a total of 2 Units at a price of $5,000 per Unit. (Each Unit consisting of Notes and Warrants to purchase Warrant Shares)

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Joseph L. Jerger

Signature:	Signature: /s/ Joseph L. Jerger

Date:	Date: November 6, 2008

Print Name:	Co-Investor Print Name:

Title:	Co-Investor Signature:

Date:

Purchaser herby elects to purchase a total of 5 Units at a price of $5,000 per Unit. (Each Unit consisting of Notes and Warrants to purchase Warrant Shares)

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: David Pudelsky

Signature:	Signature: /s/ David Pudelsky

Date:	Date: November 6, 2008

Print Name:	Co-Investor Print Name: Nancy Pudelsky

Title:	Co-Investor Signature: /s/ Nancy Pudelsky

Date: November 6, 2008

Purchaser herby elects to purchase a total of 2 Units at a price of $5,000 per Unit. (Each Unit consisting of Notes and Warrants to purchase Warrant Shares)

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: James R. Buck

Signature:	Signature: /s/ James R. Buck

Date:	Date: November 6, 2008

Print Name:	Co-Investor Print Name:

Title:	Co-Investor Signature:

Date:

Purchaser herby elects to purchase a total of 3 Units at a price of $5,000 per Unit. (Each Unit consisting of Notes and Warrants to purchase Warrant Shares)

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: John O. Dunkin

Signature:	Signature: /s/ John O. Dunkin

Date:	Date: November 4, 2008

Print Name:	Co-Investor Print Name:

Title:	Co-Investor Signature:

Date:

Purchaser herby elects to purchase a total of 3 Units at a price of $5,000 per Unit. (Each Unit consisting of Notes and Warrants to purchase Warrant Shares)

IF AN ENTITY:		IF AN INDIVIDUAL:

Print Name of Entity:	NFS/FMTC SEP IRA FBO Jay Jennings	Print Name:

Signature: /s/ Jay Jennings		Signature:

Date: October 29, 2008		Date:

Print Name: Jay Jennings		Co-Investor Print Name:

Title: IRA Owner		Co-Investor Signature:

Date:

Purchaser herby elects to purchase a total of 13 Units at a price of $5,000 per Unit. (Each Unit consisting of Notes and Warrants to purchase Warrant Shares)

IF AN ENTITY:		IF AN INDIVIDUAL:

Print Name of Entity:	Landmark Community Bank Collateral Account FBO Estate of Catherine Nasser	Print Name:

Signature: /s/ William K. Nasser, Jr.		Signature:

Date: November 4, 2008		Date:

Print Name: William K. Nasser, Jr.		Co-Investor Print Name:

Title: Attorney-in-fact		Co-Investor Signature:

Date:

Purchaser herby elects to purchase a total of 5 Units at a price of $5,000 per Unit. (Each Unit consisting of Notes and Warrants to purchase Warrant Shares)

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity: Nasser Family Trust	Print Name:

Signature: /s/ William K. Nasser	Signature:

Date: November 4, 2008	Date:

Print Name: William K. Nasser	Co-Investor Print Name:

Title: Trustee	Co-Investor Signature:

Date:

Purchaser herby elects to purchase a total of 1 Unit at a price of $5,000 per Unit. (Each Unit consisting of Notes and Warrants to purchase Warrant Shares)

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: James R. Kahn

Signature:	Signature: /s/ James R. Kahn

Date:	Date: November 12, 2008

Print Name:	Co-Investor Print Name: Debra A. Kahn

Title:	Co-Investor Signature: /s/ Debra A. Kahn

Date: November 12, 2008

Purchaser herby elects to purchase a total of 10 Units at a price of $5,000 per Unit. (Each Unit consisting of Notes and Warrants to purchase Warrant Shares)

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: A. Starke Taylor, Jr.

Signature:	Signature: /s/ A. Starke Taylor, Jr.

Date:	Date: October 7, 2008

Print Name:	Co-Investor Print Name: Carolyn Taylor

Title:	Co-Investor Signature: /s/ Carolyn Taylor

Date: October 7, 2008

Purchaser herby elects to purchase a total of 1 Unit at a price of $5,000 per Unit. (Each Unit consisting of Notes and Warrants to purchase Warrant Shares)

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Mark Vollmer

Signature:	Signature: /s/ Mark Vollmer

Date:	Date: November 11, 2008

Print Name:	Co-Investor Print Name:

Title:	Co-Investor Signature:

Date:

Purchaser herby elects to purchase a total of 5 Units at a price of $5,000 per Unit. (Each Unit consisting of Notes and Warrants to purchase Warrant Shares)

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Robert J. Guercio

Signature:	Signature: /s/ Robert J. Guercio

Date:	Date: November 6, 2008

Print Name:	Co-Investor Print Name:

Title:	Co-Investor Signature:

Date:

Purchaser herby elects to purchase a total of 1 Unit at a price of $5,000 per Unit. (Each Unit consisting of Notes and Warrants to purchase Warrant Shares)

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Ralph Hanby

Signature:	Signature: /s/ Ralph Hanby

Date:	Date: November 13, 2008

Print Name:	Co-Investor Print Name:

Title:	Co-Investor Signature:

Date:

Purchaser herby elects to purchase a total of 2 Units at a price of $5,000 per Unit. (Each Unit consisting of Notes and Warrants to purchase Warrant Shares)

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Robert E. Jacobson

Signature:	Signature: /s/ Robert E. Jacobson

Date:	Date: November 10, 2008

Print Name:	Co-Investor Print Name: Saralee Jacobson

Title:	Co-Investor Signature: /s/ Saralee Jacobson

Date: November 10, 2008

Purchaser herby elects to purchase a total of 6 Units at a price of $5,000 per Unit. (Each Unit consisting of Notes and Warrants to purchase Warrant Shares)

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Michael Cushing

Signature:	Signature: /s/ Michael Cushing

Date:	Date: November 13, 2008

Print Name:	Co-Investor Print Name:

Title:	Co-Investor Signature:

Date:

Purchaser herby elects to purchase a total of 1 Unit at a price of $5,000 per Unit. (Each Unit consisting of Notes and Warrants to purchase Warrant Shares)

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Raymond Yarusi, Jr.

Signature:	Signature: /s/ Raymond Yarusi, Jr.

Date:	Date: November 12, 2008

Print Name:	Co-Investor Print Name:

Title:	Co-Investor Signature:

Date:

Purchaser herby elects to purchase a total of 5 Units at a price of $5,000 per Unit. (Each Unit consisting of Notes and Warrants to purchase Warrant Shares)

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: James C. Orr

Signature:	Signature: /s/ James C. Orr

Date:	Date: November 9, 2008

Print Name:	Co-Investor Print Name:

Title:	Co-Investor Signature:

Date:

Purchaser herby elects to purchase a total of 5 Units at a price of $5,000 per Unit. (Each Unit consisting of Notes and Warrants to purchase Warrant Shares)

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Vernon L. Simpson

Signature:	Signature: /s/ Vernon L. Simpson

Date:	Date: November 17, 2008

Print Name:	Co-Investor Print Name:

Title:	Co-Investor Signature:

Date:

Purchaser herby elects to purchase a total of 5 Units at a price of $5,000 per Unit. (Each Unit consisting of Notes and Warrants to purchase Warrant Shares)

IF AN ENTITY:		IF AN INDIVIDUAL:

Print Name of Entity:	Michael Yokoyama & Jaye Ventui Family Trust	Print Name:

Signature: /s/ Michael Yokoyama & /s/ Jaye Venuti		Signature:

Date: November 12, 2008		Date:

Print Name: Michael Yokoyama & Jaye Ventui		Co-Investor Print Name:

Title: Co-Trustees		Co-Investor Signature:

Date:

Purchaser herby elects to purchase a total of 4 Units at a price of $5,000 per Unit. (Each Unit consisting of Notes and Warrants to purchase Warrant Shares)

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Frederick Peet

Signature:	Signature: /s/ Frederick Peet

Date:	Date: November 7, 2008

Print Name:	Co-Investor Print Name:

Title:	Co-Investor Signature:

Date:

Purchaser herby elects to purchase a total of 2 Units at a price of $5,000 per Unit. (Each Unit consisting of Notes and Warrants to purchase Warrant Shares)

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Ronald Rasmussen

Signature:	Signature: /s/ Ronald Rasmussen

Date:	Date: November 12, 2008

Print Name:	Co-Investor Print Name:

Title:	Co-Investor Signature:

Date:

Purchaser herby elects to purchase a total of 1 Unit at a price of $5,000 per Unit. (Each Unit consisting of Notes and Warrants to purchase Warrant Shares)

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Lewis R. Jacobson

Signature:	Signature: /s/ Lewis R. Jacobson

Date:	Date: November 17, 2008

Print Name:	Co-Investor Print Name:

Title:	Co-Investor Signature:

Date:

Purchaser herby elects to purchase a total of 5 Units at a price of $5,000 per Unit. (Each Unit consisting of Notes and Warrants to purchase Warrant Shares)

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Mark B. Ginsburg

Signature:	Signature: /s/ Mark B. Ginsburg

Date:	Date: November 18, 2008

Print Name:	Co-Investor Print Name:

Title:	Co-Investor Signature:

Date:

Purchaser herby elects to purchase a total of 4 Units at a price of $5,000 per Unit. (Each Unit consisting of Notes and Warrants to purchase Warrant Shares)

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Gregory Dovolis

Signature:	Signature: /s/ Greogory Dovolis

Date:	Date: November 3, 2008

Print Name:	Co-Investor Print Name:

Title:	Co-Investor Signature:

Date:

Purchaser herby elects to purchase a total of 5 Units at a price of $5,000 per Unit. (Each Unit consisting of Notes and Warrants to purchase Warrant Shares)

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: William S. Silver

Signature:	Signature: /s/ William S. Silver

Date:	Date: November 5, 2008

Print Name:	Co-Investor Print Name:

Title:	Co-Investor Signature:

Date:

Purchaser herby elects to purchase a total of 5 Units at a price of $5,000 per Unit. (Each Unit consisting of Notes and Warrants to purchase Warrant Shares)

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Praful Desai

Signature:	Signature: /s/ Praful Desai

Date:	Date: November 5, 2008

Print Name:	Co-Investor Print Name:

Title:	Co-Investor Signature:

Date:

Purchaser herby elects to purchase a total of 1 Unit at a price of $5,000 per Unit. (Each Unit consisting of Notes and Warrants to purchase Warrant Shares)

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Thomas Gemellaro

Signature:	Signature: /s/ Thomas Gemellaro

Date:	Date: November 13, 2008

Print Name:	Co-Investor Print Name:

Title:	Co-Investor Signature:

Date:

Purchaser herby elects to purchase a total of 14 Units at a price of $5,000 per Unit. (Each Unit consisting of Notes and Warrants to purchase Warrant Shares)

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity: Howard M. Tanning Rollover IRA	Print Name:

Signature: /s/ Howard M. Tanning	Signature:

Date: November 3, 2008	Date:

Print Name: Howard M. Tanning	Co-Investor Print Name:

Title: IRA Owner	Co-Investor Signature:

Date:

Investor’s principal address is as set forth in the Investor Questionnaire provided separately.

Exhibit A-1
First Closing
Schedule of Investors

Investor	Notes	Warrants	Purchase Price
Neel B. Ackerman and Martha N. Ackerman	$200,000	6,666,680	$200,000
Stephen M. Burnich Revocable Trust u/a 10/08/04	$25,000	833,335	$25,000
Ennio De Pianto	$50,000	1,666,670	$50,000
Matthew Ernst	$25,000	833,335	$25,000
John M. Goodman Living Trust	$25,000	833,335	$25,000
Leon Kanner & Rosemary E. Kanner	$25,000	833,335	$25,000
Richard Kindt	$10,000	333,334	$10,000
Douglas E. Pritchett	$50,000	1,666,670	$50,000
Jerome A. Shinkay	$10,000	333,334	$10,000
Michael J. Spezia	$25,000	833,335	$25,000
George D. Wilson & Diane J. Wilson	$10,000	333,334	$10,000
Joseph L. Jerger	$10,000	333,334	$10,000
David & Nancy Pudelsky	$25,000	833,335	$25,000
James R. Buck	$10,000	333,334	$10,000
John O. Dunkin	$15,000	500,001	$15,000
NFS/FMTC SEP IRA FBO Jay Jennings	$15,000	500,001	$15,000
Landmark Community Bank Collateral Account FBO Estate of Catherine Nasser	$65,000	2,166,671	$65,000
Nasser Family Trust	$25,000	833,335	$25,000
James R. Kahn & Debra A. Kahn, JTWROS	$5,000	166,667	$5,000
Carolyn N. Taylor & A. Starke Taylor, Jr.	$50,000	1,666,670	$50,000
Mark Vollmer	$5,000	166,667	$5,000
Robert J. Guercio	$25,000	833,335	$25,000
Ralph Hanby	$5,000	166,667	$5,000
Robert E. Jacobson & Saralee Jacobson, JTWROS	$10,000	333,334	$10,000
Michael Cushing	$30,000	1,000,002	$30,000
Raymond Yarusi, Jr.	$5,000	166,667	$5,000
James Orr	$25,000	833,335	$25,000
Vernon L. Simpson	$25,000	833,335	$25,000
Michael H. Yokoyama & Jaye S. Venuti Family Trust	$25,000	833,335	$25,000
Frederick Peet	$20,000	666,668	$20,000
Ronald Rasmussen	$10,000	333,334	$10,000
Lewis R. Jacobson	$5,000	166,667	$5,000
Mark B. Ginsburg	$25,000	833,335	$25,000
Gregory J. Dovolis	$20,000	666,668	$20,000
William S. Silver	$25,000	833,335	$25,000
Praful Desai	$25,000	833,335	$25,000
Thomas Gemellaro	$5,000	166,667	$5,000
Howard M. Tanning Rollover IRA	$70,000	2,333,338	$70,000
FIRST CLOSING TOTAL:	$1,035,000	34,500,069	$1,035,000

Exhibit A-2
Schedule of Investors
Subsequent Closing held ______

Investor	Notes	Warrants	Purchase Price

SUBSEQUENT CLOSING TOTAL